UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

INTERMEDIATE TERM MUNICIPAL FUND

ANNUAL REPORT 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index	Barclays Municipal 5 Year (4-6) Index
1-Year	-3.18%	-5.36%	-2.21%	-0.24%
Since Inception (12/6/10)	3.10	2.27	4.39	3.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

During a reporting period characterized by rising yields during three of its four quarters, this Fund produced a tax-free distribution yield of 2.65% at net asset value (NAV), outperforming the average in its Lipper category. Investor confidence weakened in the final third of this reporting period after the Federal Reserve’s testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative. As a result, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. For the reporting period ended September 30, 2013, the total return was -3.18% (without sales charge).

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In June, for example, the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	2.65%

Dividend Yield with sales charge	2.59

Standardized Yield	3.15

Taxable Equivalent Yield	5.57

Last distribution (9/24/13)	$0.027

Total distributions (10/1/12 to 9/30/13)	$0.346

Endnotes for this discussion begin on page 13 of this report

3        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of September 30, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.26%, up 131 basis points from September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On September 30, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.70%, up 96 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.30%, up 13 basis points from the September 2012 date.

The potential for tapering and changes to the Fed Funds rate were not the only topics emanating from Washington, D.C., at the end of this reporting period. The executive and legislative branches were enmeshed in a partisan debate over the federal budget and, as the reporting period ended, a shutdown of the federal government began.

Additionally, speculation about who would succeed Fed Chairman Ben S. Bernanke was widespread. Many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter.

Late in this reporting period, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade. This Fund holds Detroit general obligation (G.O.) bonds, which are insured. The insurance companies have said that all bondholders will receive payments on time and in full. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream. The emergency manager’s proposal calls for the water and sewer bonds to be paid on time and in full.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it

4        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules.

The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so. Media coverage about Detroit’s filing and about Puerto Rico debt contributed to market volatility in the last 3 months of this reporting period; details about this Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

The average distribution yield at NAV in Lipper’s Intermediate Municipal Debt Funds category was 2.39% at the end of this reporting period. At 2.65%, the distribution yield at NAV for this Fund’s Class A shares was 26 basis points higher than the category average.

As often happens, the muni market responded more quickly to “negative” news than to “positive” news this reporting period. Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 280 securities as of September 30, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 2.65% at NAV as of September 30, 2013, was 26 basis points higher than the average in Lipper’s Intermediate Municipal Debt Funds category, which was 2.39%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.57%, based on the Fund’s standardized yield as of September 30, 2013, and the top federal income tax rate.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However,

5        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

when interest rates are low, as they were for most of this reporting period, refundings generally put dividends under pressure

The dividend of the Fund, which was 3.1 cents per Class A share at the outset of the reporting period, was reduced to 2.9 cents per share with the February 2013 payout and again to 2.7 cents with the May 2013 payout. In all, the Fund distributed 34.6 cents per share this reporting period, including a small amount of taxable income. At the end of this reporting period, the Fund began accruing at a higher rate, in anticipation of an October 2013 dividend payment of 2.8 cents per share. This increase in the accrual rate was made to reflect the Fund’s rising net investment income.

As of September 30, 2013, the Fund was invested in the hospital/healthcare sector, comprising 20.7% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. “Credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the hospital/healthcare sector (and many other sectors) to detract from the Fund’s performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 12.7% of total assets at the end of this reporting period. As of September 30, 2013, this set of holdings included water utilities with 5.6% of the Fund’s total assets, sewer

6        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

utilities with 3.9%, electric utilities with 2.6% and gas utilities with 0.6%, none of which contributed positively to Fund performance. Our holdings in this sector consist of securities in the midrange of the credit spectrum.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 11.1% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and many municipalities throughout the United States. A sell-off of Puerto Rican securities took its toll on the G.O. debt, which was a detractor from Fund performance this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period,

which accounted for 9.5% of the Fund’s total assets as of September 30, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The municipal leases sector also detracted from the Fund’s total return this reporting period as credit spreads widened.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.5% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities

7        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Near the beginning of this reporting period, Alejandro Garcia Padilla was elected to replace Luis Fortuño as the Commonwealth’s governor. Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014. All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

In the latter months of this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize general obligation debt-service payments. These reports led to increased pricing pressure and, as a result, the Fund’s holdings in the Commonwealth detracted from performance this reporting period.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations; according to the Government Development Bank of Puerto Rico, “In the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Long-term shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. As of September 30, 2013, the Special Tax and

8        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Special Assessment sectors represented 7.0% and 1.5% of the Fund’s total assets respectively. Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Credit spread widening affected the prices of bonds in these sectors, and in aggregate they detracted from the Fund’s performance this reporting period. However, we continue to believe that improvements in the housing market and the general economy could strengthen the credit profiles of these sectors.

The Fund continued to be invested in the higher education sector this reporting period, which constituted 5.5% of total assets as of September 30, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income. However, the credit spread widening that occurred during this reporting period caused this sector to be a detractor from Fund performance.

Tax increment financing (TIF) bonds constituted 5.5% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. The TIF sector was the leading contributor to Fund performance this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of September 30, 2013. For example, the Government Appropriations sector detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: education, diversified financial services, highways/commuter facilities, marine/aviation facilities and correctional facilities.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

9        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

  INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will help our funds deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	20.7%
General Obligation	11.1
Municipal Leases	9.5
Special Tax	7.0
Water Utilities	5.6
Higher Education	5.5
Tax Increment Financing	5.5
Sales Tax Revenue	4.6
Government Appropriation	4.4
Sewer Utilities	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total assets.

    CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser Rated	Total
AAA	1.1%	0.1%	1.2%
AA	31.2	0.0	31.2
A	44.9	6.2	51.1
BBB	13.7	2.6	16.3
BB or lower	0.2	0.0	0.2
Total	91.1%	8.9%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/13

	Without Sales Charge	With Sales Charge
Class A	2.65%	2.59%
Class C	1.94	N/A
Class Y	2.89	N/A

STANDARIZED YIELDS

For the 30 Days Ended 9/30/13
Class A	3.15%
Class C	2.45
Class Y	3.44

TAXABLE EQUIVALENT YIELDS

As of 9/30/13
Class A	5.57%
Class C	4.33
Class Y	6.08

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	Since Inception
Class A (ORRWX)	12/6/10	-3.18%	3.10%
Class C (ORRCX)	12/6/10	-3.86	2.27
Class Y (ORRYX)	12/6/10	-2.95	3.31
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13
	Inception Date	1-Year	Since Inception
Class A (ORRWX)	12/6/10	-5.36%	2.27%
Class C (ORRCX)	12/6/10	-4.80	2.27
Class Y (ORRYX)	12/6/10	-2.95	3.31

12        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and, for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Barclays Municipal 5 Year (4-6) Index is the 4- to 6-year component of the Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.027 for the 28-day accrual period ended September 24, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 24, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0197 and $0.0295, respectively, for the 28-day accrual period ended September 24, 2013, and on the corresponding net asset values on that date.

13        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Intermediate Municipal Debt Funds category is based on 209 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$1,000.00	$958.50	$5.02
Class C	1,000.00	954.80	8.86
Class Y	1,000.00	959.00	3.94

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.95	5.18
Class C	1,000.00	1,016.04	9.14
Class Y	1,000.00	1,021.06	4.06

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios

Class A	1.02%

Class C	1.80

Class Y	0.80

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2013

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—102.3%
Alabama—1.9%
$ 50,000	AL Agriculture & Mechanical University[1]	5.000%	11/01/2024	05/07/2024	A	$49,641

15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2014	B	14,999

100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2014	B	100,000

240,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2014	B	239,983

235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	01/01/2014	B	234,967

500,000	Jefferson County, AL Sewer[1]	5.250	02/01/2014	02/01/2014		499,080

						1,138,670

Alaska—0.0%
10,000	AK HFC, Series B1	5.250	12/01/2025	06/01/2015	B	10,681

Arizona—3.2%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	B	54,716

250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	B	258,162

500,000	Maricopa County, AZ IDA (DHlth/CHSB Obligated Group)[1]	5.500	07/01/2026	07/01/2014	B	515,495

395,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	12/02/2017	A	452,307

250,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	B	254,930

490,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	01/01/2014	B	491,470

						2,027,080

Arkansas—0.1%
70,000	University of Arkansas (Fayetteville)[1]	5.250	11/01/2017	11/01/2013	B	70,284

California—26.3%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	B	10,514

25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)[1]	5.000	04/01/2022	04/01/2016	B	27,794

1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	10/08/2026	A	973,310

30,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/12/2015	A	29,126

40,000	CA Dept. of Transportation COP[1]	5.250	03/01/2016	10/31/2013	B	40,167

420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	B	459,816

75,000	CA GO1	5.000	09/01/2019	09/01/2016	B	83,274

410,000	CA GO1	6.500	04/01/2033	04/01/2019	B	485,030

5,000	CA GO1	6.000	08/01/2020	02/01/2014	B	5,092

500,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	B	538,450

45,000	CA Health Facilities Financing Authority (CHCW/CMF Obligated Group)[1]	5.125	07/01/2022	03/25/2015	B	48,091

500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	B	537,990

17        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California Continued
$ 125,000	CA Public Works (California Community Colleges)[1]	5.500%	06/01/2022	06/01/2014	B	$129,117

50,000	CA Public Works (California State University)[1]	5.500	09/01/2015	10/31/2013	B	50,210

90,000	CA Public Works (California State University)[1]	5.400	12/01/2016	10/31/2013	B	90,363

250,000	CA Public Works (Dept. of General Services)[1]	5.250	12/01/2019	10/31/2013	B	250,887

125,000	CA Public Works (Dept. of Mental Health)[1]	5.500	06/01/2020	06/01/2014	B	129,444

1,000,000	CA Public Works (Judicial Council)	5.000	03/01/2024	03/01/2023	B	1,134,360

50,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	10/31/2013	B	50,194

25,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	10/31/2013	B	25,105

50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	10/31/2013	B	50,214

400,000	CA Statewide CDA (Episcopal Communities and Services)[1]	5.000	05/15/2020	05/15/2020		441,356

25,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.250	10/01/2022	10/31/2013	B	25,021

25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	B	26,954

100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2018		108,610

100,000	Compton, CA Community College District	5.000	07/01/2019	07/01/2019		110,105

100,000	Compton, CA Community College District	5.000	07/01/2018	07/01/2018		110,382

100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	B	111,720

500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2024	09/01/2022	B	534,080

20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.000	09/01/2019	03/01/2014	B	20,731

250,000	Jurupa, CA Unified School District[1]	5.000	08/01/2021	09/01/2014	B	288,625

500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	B	517,000

50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	12/01/2014	B	52,050

500,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	B	529,240

25,000	Los Angeles, CA State Building Authority[1]	5.500	10/01/2016	10/31/2013	B	25,082

250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	B	262,953

100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	B	114,458

190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2014	B	191,176

100,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2004-1	5.100	09/01/2017	09/01/2014	B	103,737

495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	B	534,120

18        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California Continued
$ 500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000%	09/01/2028	09/01/2028		$486,655

250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	B	260,990

250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	B	263,738

100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	B	101,208

70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2021	10/01/2016	B	71,342

100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		112,070

400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	03/01/2021	B	403,896

500,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	B	515,195

105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	B	107,891

50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	10/31/2013	B	50,058

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		167,580

45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		50,321

350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		388,157

200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		223,650

245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		273,560

520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	B	527,290

250,000	San Diego, CA Public Facilities Financing Authority	5.000	08/01/2028	08/01/2022	B	275,085

200,000	San Diego, CA Public Facilities Financing Authority (Ballpark) [1]	5.250	02/15/2021	02/15/2017	B	217,936

25,000	San Juan, CA Unified School District[1]	5.000	08/01/2020	08/01/2015	B	26,799

200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	12/01/2013	B	201,496

520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		556,327

655,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2024	09/01/2023	B	669,371

500,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	B	548,945

250,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	B	269,498

100,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	B	108,112

100,000	Westlands, CA Water District	5.000	09/01/2026	09/01/2022	B	109,240

						16,242,358

19        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Colorado—1.3%
$ 250,000	CO E-470 Public Highway Authority[1]	5.500%	09/01/2024	09/01/2015	B	$265,507

85,000	Montrose County, CO Memorial Hospital[1]	5.250	12/01/2017	10/31/2013	B	85,198

500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		511,130

						861,835

District of Colombia—0.7%
100,000	District of Columbia Ballpark[1]	5.000	02/01/2022	02/01/2016	B	103,150

300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	09/12/2027	A	278,250

						381,400

Florida—6.2%
1,000,000	Brevard County, FL School Board COP	5.000	07/01/2028	07/01/2023	B	1,065,890

100,000	Dade County, FL GO (Seaport)	5.500	10/01/2026	10/25/2013	B	100,366

75,000	FL Municipal Loan Council[1]	5.250	11/01/2018	11/01/2013	B	75,186

30,000	FL Municipal Loan Council[1]	5.000	11/01/2031	11/01/2013	B	30,018

15,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	B	15,128

30,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	B	30,255

30,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	B	30,254

10,000	FL Municipal Loan Council[1]	5.250	05/01/2019	11/01/2013	B	10,031

50,000	Hernando County, FL School Board (Florida School Boards Association)[1]	5.000	07/01/2021	10/31/2013	B	50,093

55,000	Hillsborough County, FL IDA (Florida Health Sciences Center)	5.000	10/01/2018	10/01/2013	B	55,007

50,000	Hollywood, FL Community Redevel. Agency (Beach)[1]	5.625	03/01/2024	03/01/2014	B	50,404

40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	10/31/2013	B	40,104

75,000	Miami Beach, FL Water & Sewer[1]	5.500	09/01/2027	10/31/2013	B	75,230

55,000	Miami-Dade County, FL IDA (BAC Funding Corp.)[1]	5.375	10/01/2030	10/31/2013	B	55,162

55,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2020	10/31/2013	B	55,213

10,000	Miami-Dade County, FL Solid Waste[1]	5.500	10/01/2017	10/31/2013	B	10,043

50,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	10/31/2013	B	50,183

70,000	Miami-Dade County, FL Stormwater Utility[1]	5.000	04/01/2024	10/09/2013	B	70,084

500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	B	545,630

45,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	10/31/2013	B	45,215

500,000	Tampa, FL Health System (Baycare Health System)	5.000	11/15/2026	05/15/2022	B	532,395

500,000	Tampa, FL Hospital[1]	5.000	07/01/2027	07/01/2022	B	521,015

250,000	Village Center, FL Community Devel. District[1]	5.000	10/01/2023	10/31/2013	B	250,035

						3,762,941

Georgia—3.9%
10,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[1]	5.000	06/15/2037	10/01/2030	A	9,999

545,000	Atlanta, GA Devel. Authority (TUFF ATDC)[1]	5.375	07/01/2032	10/31/2013	B	545,332

50,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	10/31/2013	B	50,954

20        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Georgia Continued
$ 500,000	Atlanta, GA Water & Wastewater Authority[1]	5.250%		11/01/2034	11/01/2019	B	$522,185

115,000	Atlanta, GA Water & Wastewater Authority[1]	5.000		11/01/2033	10/31/2013	B	115,281

30,000	Burke County, GA Devel. Authority (Georgia Power Company)[1]	5.750	[2]	10/01/2032	04/09/2014	B	30,569

25,000	Fulton County, GA Devel. Authority (Tuff Morehouse)[1]	5.000		02/01/2027	10/11/2013	B	25,036

25,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000		12/01/2018	10/31/2013	B	25,086

500,000	Randolph County, GA GO	5.000		04/01/2030	04/01/2022	B	502,060

615,000	Savannah, GA Hospital Authority (St. Joseph’s-Candler Health System/St. Joseph Hospital/Candler Hospital Obligated Group)[1]	5.250		07/01/2023	01/01/2014	B	620,867

							2,447,369

Illinois—4.2%
20,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	10/31/2013	B	20,026

100,000	Chicago, IL Board of Education[1]	5.000		12/01/2021	10/31/2013	B	100,214

100,000	Chicago, IL GO1	5.000		01/01/2035	03/15/2032	A	94,128

100,000	Chicago, IL Midway Airport, Series B	5.000		01/01/2022	10/31/2013	B	100,324

60,000	Chicago, IL Midway Airport, Series B1	5.375		01/01/2016	10/31/2013	B	60,239

10,000	Chicago, IL Midway Airport, Series B1	5.000		01/01/2028	10/31/2013	B	10,023

500,000	Chicago, IL Motor Fuel Tax[1]	5.000		01/01/2025	10/31/2013	B	501,620

75,000	Chicago, IL Motor Fuel Tax[1]	5.000		01/01/2024	10/31/2013	B	75,253

100,000	Chicago, IL State University (Auxiliary Facilities System) [1]	5.000		12/01/2018	10/31/2013	B	100,701

175,000	Franklin Park, IL GO1	6.250		07/01/2030	07/01/2021	B	192,320

250,000	IL COP[1]	5.800		07/01/2017	10/31/2013	B	250,328

150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)[1]	5.250		01/01/2022	04/14/2018	B	162,530

15,000	IL Finance Authority (CF/TCFH/CaHC/CaRC Obligated Group)[1]	5.250		02/15/2019	02/15/2014	B	15,149

150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000		11/15/2029	05/15/2019	B	175,827

50,000	IL Finance Authority (RUMC/RNSMC/RCMC Obligated Group)[1]	5.250		11/01/2035	11/01/2018	B	50,609

175,000	IL GO1	5.000		06/01/2020	10/31/2013	B	175,544

250,000	IL GO	5.000		08/01/2023	08/01/2023		263,905

25,000	IL GO1	5.000		06/01/2027	06/01/2027		24,779

70,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625		01/01/2028	10/31/2013	B	70,174

35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000		01/01/2019	01/01/2018	B	38,657

							2,482,350

21        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Indiana—0.4%
$ 70,000	Delaware County, IN Redevel. District	6.875%	02/01/2018	10/31/2013	B	$70,185

40,000	IN Bond Bank	5.000	10/01/2019	10/31/2013	B	40,138

150,000	IN Devel. Finance Authority (RCAIN/RCAI/RCAP/CCF Obligated Group)[1]	5.125	01/01/2028	10/31/2013	B	150,054

						260,377

Kentucky—0.4%
175,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)[1]	6.050	10/01/2019	10/28/2013	B	177,538

35,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)[1]	6.000	10/01/2018	10/31/2013	B	35,506

						213,044

Louisiana—2.1%
1,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	01/01/2022	B	1,027,200

25,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2017	10/31/2013	B	25,062

25,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2018	10/31/2013	B	25,057

215,000	Sabine River, LA Authority Pollution Control (International Paper Company)[1]	6.200	02/01/2025	10/31/2013	B	215,295

						1,292,614

Maine—0.1%
50,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group)[1]	5.000	07/01/2018	10/31/2013	B	50,116

5,000	ME H&HEFA (Bridgton Hospital/Franklin Memoria Hospital/GINNE Obligated Group[1]	5.250	07/01/2021	10/31/2013	B	5,020

5,000	ME H&HEFA, Series A1	5.000	07/01/2019	10/31/2013	B	5,010

						60,146

Maryland—1.2%
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	09/01/2030	03/01/2021	B	260,235

500,000	MD EDC Student Hsg. (Salisbury University)	5.000	06/01/2027	12/24/2025	A	499,475

						759,710

Massachusetts—0.8%
250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		273,568

250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	B	260,248

30,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	10/31/2013	B	30,001

						563,817

Michigan—4.8%
100,000	Detroit, MI GO	5.375	04/01/2015	04/01/2015		97,674

160,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2024	07/01/2024		155,707

500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2023		492,470

22        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan Continued
$ 550,000	Detroit, MI Sewer Disposal System[1]	7.500%	07/01/2033	07/01/2019	B	$590,667

500,000	Detroit, MI Water Supply System[1]	6.500	07/01/2015	01/08/2015	A	507,700

510,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	02/17/2032	A	462,799

100,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	10/31/2013	B	100,243

250,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000	06/01/2027	06/01/2022	B	257,550

250,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		271,568

25,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	10/31/2013	B	25,046

15,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	11/01/2013	B	15,031

						2,976,455

Mississippi—0.9%
60,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	10/31/2013	B	60,156

345,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/01/2022		342,837

145,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875	04/01/2026	04/01/2021	B	154,302

						557,295

Missouri—0.6%
25,000	MO Devel. Finance Board (Crackerneck Creek)[1]	5.000	03/01/2026	03/01/2014	B	25,499

20,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	10/31/2013	B	20,653

20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.750	01/01/2016	10/31/2013	B	20,092

10,000	MO Environmental Improvement & Energy Resources Authority[1]	5.900	01/01/2019	10/31/2013	B	10,047

20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000	01/01/2020	10/31/2013	B	20,078

75,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2020	10/31/2013	B	75,302

100,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	10/31/2013	B	100,435

25,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	10/31/2013	B	25,096

100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)[1]	5.000	06/01/2027	10/31/2013	B	100,266

35,000	Springfield, MO Public Building Corp.[1]	5.000	06/01/2017	10/31/2013	B	35,110

						432,578

Nevada—2.3%
100,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		100,313

200,000	North Las Vegas, NV GO	5.000	05/01/2024	05/01/2016	B	201,510

500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	B	505,200

200,000	Washoe County, NV Highway (Motor Vehicle Fuel Tax)[1]	5.000	02/01/2022	02/01/2019	B	223,618

23        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada Continued
$ 340,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.000%	06/01/2021	10/31/2013	B	$340,442

						1,371,083

New Jersey—4.8%
750,000	Atlantic City, NJ GO	5.000	11/01/2022	11/01/2022		830,820

15,000	Burlington County, NJ Bridge Commission[1]	4.500	10/15/2022	10/31/2013	B	15,022

1,000,000	NJ EDA[1]	5.000	06/15/2025	06/15/2022	B	1,043,360

500,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2022	07/01/2022		547,030

80,000	NJ Health Care Facilities Financing Authority (Newton Memorial Hospital)[1]	5.000	07/01/2026	10/31/2013	B	80,075

250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250	07/01/2026	07/01/2021	B	264,320

250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	B	266,958

						3,047,585

New York—2.8%
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	B	107,444

975,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	B	999,599

150,000	NYC GO1	5.250	09/01/2022	09/01/2018	B	171,245

250,000	NYC IDA (New York Institute of Technology)[1]	5.250	03/01/2018	10/31/2013	B	250,895

10,000	NYS HFA (Hospital & Nursing Home)[1]	5.150	11/01/2016	11/01/2013	B	10,040

200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	B	210,102

						1,749,325

North Carolina—1.2%
250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital Obligated Group)[1]	5.000	11/01/2017	11/01/2013	B	251,010

500,000	NC Medical Care Commission (Vidant Health/Pitt County Memorial Hospital Obligated Group)	5.000	06/01/2027	06/01/2022	B	521,645

						772,655

Ohio—1.0%
200,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	B	221,978

30,000	Portsmouth, OH	5.200	09/01/2014	10/31/2013	B	30,099

250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	B	268,603

125,000	Southwest, OH Regional Water District[1]	5.000	12/01/2016	12/01/2013	B	125,776

						646,456

24        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Oregon—1.2%
$ 20,000	OR GO (Alternate Energy)[1]	5.000%	01/01/2028	10/31/2013	B	$20,011

60,000	OR GO (Elderly & Disabled Hsg.)[1]	5.150	08/01/2030	10/31/2013	B	60,146

500,000	OR Health & Science University	5.000	07/01/2023	07/01/2022	B	571,095

115,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)[1]	5.000	11/15/2026	10/31/2013	B	115,357

						766,609

Pennsylvania—2.1%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		50,623

500,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	07/01/2022	B	509,905

555,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/15/2019	B	602,552

40,000	Philadelphia, PA Gas Works[1]	5.000	09/01/2029	09/01/2014	B	40,046

40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	12/01/2013	B	40,294

						1,243,420

Rhode Island—2.1%
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	B	538,225

100,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	10/31/2013	B	100,247

50,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	10/31/2013	B	50,116

25,000	RI Clean Water Finance Agency[1]	5.000	10/01/2035	10/31/2013	B	25,002

35,000	RI Clean Water Protection Finance Agency[1]	5.125	10/01/2019	04/01/2014	B	35,813

245,000	RI Economic Devel. Corp. Airport[1]	5.000	07/01/2023	10/31/2013	B	245,902

165,000	RI Health & Educational Building Corp. (Newport Hospital)[1]	5.300	07/01/2029	10/31/2013	B	165,017

35,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	10/31/2013	B	35,121

						1,195,443

South Carolina—2.1%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	B	551,810

500,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)[1]	5.000	05/01/2025	11/01/2013	B	501,665

50,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)	4.000	05/01/2016	11/01/2013	B	50,113

200,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)	5.250	05/01/2017	11/01/2013	B	200,776

15,000	SC Hsg. Finance & Devel. Authority[1]	5.500	07/01/2032	01/01/2018	B	15,387

						1,319,751

Tennessee—1.5%
500,000	Knox County, TN HE&HFB (Covenant Health)	5.000	01/01/2025	01/01/2023	B	534,130

65,000	Lafollette, TN Electric System[1]	4.900	03/01/2019	10/31/2013	B	65,142

25        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Tennessee Continued
$ 300,000	TN Energy Acquisition Gas Corp. [1]	5.250%	09/01/2020	09/01/2020		$332,724

						931,996

Texas—8.5%
50,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	B	52,272

150,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	B	159,726

70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	B	72,534

125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2020	B	132,760

125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	B	133,595

1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	B	1,120,570

50,000	Gonzales, TX Healthcare System	5.350	08/15/2015	10/31/2013	B	50,213

165,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	12/05/2027	A	159,883

120,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	12/05/2024	A	119,669

250,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2030	12/09/2028	A	243,945

300,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2019	10/31/2013	B	300,690

50,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2020	10/31/2013	B	50,115

20,000	Huntsville, TX GO COP[1]	5.000	08/15/2023	10/31/2013	B	20,072

45,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	06/28/2016	B	47,538

400,000	Northwest Freeway, TX Municipal Utility District	5.100	04/01/2021	10/31/2013	B	400,432

55,000	Port Houston, TX Authority[1]	5.000	10/01/2027	10/31/2013	B	55,156

100,000	St. George Place, TX Redevel. Authority[1]	5.350	09/01/2018	10/31/2013	B	100,255

40,000	TX GO1	5.250	08/01/2035	10/31/2013	B	40,124

5,000	TX Lower Colorado River Authority[1]	5.875	05/15/2016	10/31/2013	B	5,023

1,000,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2027	12/15/2022	B	1,002,170

500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	B	506,485

190,000	TX Municipal Gas Acquisition & Supply Corp.	5.625	12/15/2017	02/15/2016	A	213,708

100,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	A	116,098

150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500	05/01/2018	05/01/2018		164,235

						5,267,268

Vermont—1.7%
250,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	B	251,682

26        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Vermont Continued
$ 250,000	Burlington, VT GO	5.000%		11/01/2021	11/01/2021		$268,930

500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)	5.000		11/01/2028	11/01/2022	B	555,870

							1,076,482

Washington—0.4%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	02/09/2024	A	23,357

100,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.375		12/01/2014	10/31/2013	B	100,192

95,000	WA Health Care Facilities Authority (Southwest Washington Medical Center)[1]	5.000		09/01/2028	10/31/2013	B	95,011

							218,560

West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200		11/01/2021	11/01/2013	B	20,018

Wisconsin—2.0%
125,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)[1]	5.100		07/01/2022	11/01/2014	B	126,366

500,000	WI H&EFA (Marshfield Clinic)	5.000		02/15/2028	02/15/2022	B	510,435

605,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.125		08/15/2030	08/15/2016	B	605,605

							1,242,406

U.S. Possessions—9.5%
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	07/01/2028		189,640

50,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	07/01/2026		37,125

200,000	Puerto Rico Commonwealth GO1	5.000		07/01/2023	07/01/2023		181,722

340,000	Puerto Rico Commonwealth GO1	5.500		07/01/2027	07/01/2027		258,485

1,100,000	Puerto Rico Commonwealth GO1	2.083	[2]	07/01/2020	07/01/2020		941,006

500,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	07/01/2025		389,215

250,000	Puerto Rico Electric Power Authority, Series RR1	5.000		07/01/2023	07/01/2023		212,535

1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2025	07/01/2025		943,680

45,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	07/01/2019		39,644

115,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2020	10/01/2020		108,738

100,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2017	08/01/2017		99,830

955,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	03/12/2025	A	846,445

85,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	10/31/2013	B	85,007

40,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2018	08/01/2018		39,587

27        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 500,000	Puerto Rico Municipal Finance Agency, Series A1	5.250%	08/01/2020	08/01/2020		$481,935

500,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		416,905

50,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		45,584

170,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		163,328

100,000	Puerto Rico Public Buildings Authority	5.250	07/01/2023	07/01/2023		78,898

390,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	01/31/2037	A	321,005

						5,880,314

Total Investments, at Value (Cost $65,747,936)—102.3%						63,290,375

Liabilities in Excess of Other Assets—(2.3)						(1,422,725)

Net Assets—100.0%						$61,867,650

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed. (Unaudited)

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Option call date; corresponds to the most conservative yield calculation.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
ATDC	Advanced Technology Development Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
CaHC	Carle Health Care
CaRC	Carle Retirement Centers
CCF	Catholic Community Foundation
CDA	Communities Devel. Authority
CF	Carle Foundation
CHCW	Catholic Healthcare West
CHSB	Community Hospital of San Bernardino
CMF	CHCW Medical Foundation
COP	Certificates of Participation
DHlth	Dignity Health
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
GHS	Gaston Health Services
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GRMC	Guadalupe Regional Medical Center

28        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Footnotes to Statement of Investments Continued

Abbreviations: Continued

H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
RCAI	Roman Catholic Archdiocese of Indianapolis
RCAIN	Roman Catholic Archdiocese of Indiana
RCAP	Roman Catholic Archdiocese Properties
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
TCFH	The Carle Foundation Hospital
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
UMass	University of Massachusetts

See accompanying Notes to Financial Statements.

29        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value (cost $65,747,936) —see accompanying statement of investments	$ 63,290,375

Cash	179,593

Receivables and other assets:
Interest	946,245
Investments sold on a when-issued or delayed delivery basis	816,925
Shares of beneficial interest sold	145,892
Other	10,767

Total assets	65,389,797
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 6)	3,400,000
Shares of beneficial interest redeemed	29,916
Dividends	29,327
Shareholder communications	14,690
Distribution and service plan fees	12,066
Transfer and shareholder servicing agent fees	3,947
Trustees’ compensation	794
Interest expense on borrowings	431
Other	30,976

Total liabilities	3,522,147

Net Assets	$ 61,867,650

Composition of Net Assets
Par value of shares of beneficial interest	$ 5,051

Additional paid-in capital	65,134,938

Accumulated net investment income	83,716

Accumulated net realized loss on investments	(898,494)

Net unrealized depreciation on investments	(2,457,561)

Net Assets	$ 61,867,650

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $47,314,544 and 3,862,123 shares of beneficial interest outstanding)	$12.25
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$12.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,010,260 and 899,742 shares of beneficial interest outstanding)	$12.24

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,542,846 and 289,109 shares of beneficial interest outstanding)	$12.25

See accompanying Notes to Financial Statements

30        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

Investment Income
Interest	$ 2,498,546

Expenses
Management fees	396,035

Distribution and service plan fees:
Class A	123,073
Class C	133,479

Transfer and shareholder servicing agent fees:
Class A	32,210
Class C	11,595
Class Y	1,838

Shareholder communications:
Class A	31,297
Class C	11,310
Class Y	1,655

Legal, auditing and other professional fees	35,133

Borrowing fees	30,088

Interest expense on borrowings	3,568

Trustees’ compensation	1,194

Custodian fees and expenses	523

Other	13,874

Total expenses	826,872
Less waivers and reimbursements of expenses	(68,305)

Net expenses	758,567

Net Investment Income	1,739,979

Realized and Unrealized Loss
Net realized loss on investments	(898,070)

Net change in unrealized appreciation/depreciation on investments	(3,773,780)

Net Decrease in Net Assets Resulting from Operations	$ (2,931,871)

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Operations
Net investment income	$ 1,739,979	$ 767,147

Net realized loss	(898,070)	(424)

Net change in unrealized appreciation/depreciation	(3,773,780)	1,111,603

Net increase (decrease) in net assets resulting from operations	(2,931,871)	1,878,326

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,323,645)	(661,538)
Class C	(256,488)	(104,132)
Class Y	(96,862)	(32,742)

	(1,676,995)	(798,412)

Distributions from net realized gain:
Class A	—	(21,652)
Class C	—	(2,836)
Class Y	—	(411)

	—	(24,899)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	18,933,672	18,863,196
Class C	2,016,104	8,722,179
Class Y	1,809,738	1,698,311

	22,759,514	29,283,686

Net Assets
Total increase	18,150,648	30,338,701

Beginning of period	43,717,002	13,378,301

End of period (including accumulated net investment income of $83,716 and $20,732, respectively)	$ 61,867,650	$ 43,717,002

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (2,931,871)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(37,537,643)
Proceeds from disposition of investment securities	17,054,974
Short-term investment securities, net	(4,480,569)
Premium amortization	770,898
Net realized loss on investments	898,070
Net change in unrealized appreciation/depreciation on investments	3,773,780
Change in assets:
Increase in other assets	(5,771)
Increase in interest receivable	(318,688)
Increase in receivable for securities sold	(106,925)
Change in liabilities:
Increase in other liabilities	15,653
Decrease in payable for securities purchased	(1,456,700)

Net cash used in operating activities	(24,324,792)

Cash Flows from Financing Activities
Proceeds from borrowings	30,800,000
Payments on borrowings	(27,900,000)
Proceeds from shares sold	58,464,688
Payments on shares redeemed	(37,184,036)
Cash distributions paid	(121,994)

Net cash provided by financing activities	24,058,658

Net decrease in cash	(266,134)

Cash, beginning balance	445,727

Cash, ending balance	$ 179,593

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,543,215.
Cash paid for interest on borrowings—$3,231.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended Period Ended
Class A	September 30, 2013	September 28, 2012[1]	September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$ 13.00	$ 12.51	$ 12.17

Income (loss) from investment operations:
Net investment income[3]	0.36	0.37	0.33
Net realized and unrealized gain (loss)	(0.76)	0.53	0.26

Total from investment operations	(0.40)	0.90	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.39)	(0.25)
Distributions from net realized gain	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.35)	(0.41)	(0.25)

Net asset value, end of period	$ 12.25	$ 13.00	$ 12.51

Total Return, at Net Asset Value[4]	(3.18)%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 47,315	$ 31,833	$ 12,132

Average net assets (in thousands)	$ 49,397	$ 21,991	$ 7,370

Ratios to average net assets:[5]
Net investment income	2.78%	2.90%	3.32%
Expenses excluding interest and fees from borrowings	1.05%	1.14%	1.46%
Interest and fees from borrowings	0.05%	0.03%	0.01%

Total expenses	1.10%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.98%	0.96%

Portfolio turnover rate	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

	Year Ended	Year Ended Period Ended
Class C	September 30, 2013	September 28, 2012[1]	September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$ 12.98	$ 12.49	$ 12.17

Income (loss) from investment operations:
Net investment income[3]	0.26	0.26	0.26
Net realized and unrealized gain (loss)	(0.75)	0.54	0.23

Total from investment operations	(0.49)	0.80	0.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.29)	(0.17)
Distributions from net realized gain	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.25)	(0.31)	(0.17)

Net asset value, end of period	$ 12.24	$ 12.98	$ 12.49

Total Return, at Net Asset Value[4]	(3.86)%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 11,010	$ 9,905	$ 1,005

Average net assets (in thousands)	$ 13,360	$ 4,762	$ 418

Ratios to average net assets:[5]
Net investment income	2.00%	2.06%	2.61%
Expenses excluding interest and fees from borrowings	1.85%	2.10%	3.74%
Interest and fees from borrowings	0.05%	0.03%	0.01%

Total expenses	1.90%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.76%	1.74%

Portfolio turnover rate	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended Period Ended
Class Y	September 30, 2013	September 28, 2012[1]	September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$ 13.00	$ 12.51	$ 12.17

Income (loss) from investment operations:
Net investment income[3]	0.39	0.39	0.37
Net realized and unrealized gain (loss)	(0.76)	0.54	0.23

Total from investment operations	(0.37)	0.93	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.42)	(0.26)
Distributions from net realized gain	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.38)	(0.44)	(0.26)

Net asset value, end of period	$ 12.25	$ 13.00	$ 12.51

Total Return, at Net Asset Value[4]	(2.95)%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 3,543	$ 1,979	$ 241

Average net assets (in thousands)	$ 3,326	$ 1,033	$ 149

Ratios to average net assets:[5]
Net investment income	3.02%	3.02%	3.65%
Expenses excluding interest and fees from borrowings	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.05%	0.03%	0.01%

Total expenses	0.83%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.76%	0.74%

Portfolio turnover rate	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s report period. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

37        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$816,925

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$113,545	$—	$898,493	$2,457,561

1. As of September 30, 2013, the Fund had $898,493 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$898,493

38        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

2. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012

Distributions paid from:
Exempt-interest dividends	$1,674,862	$798,539
Ordinary income	2,133	24,772

Total	$1,676,995	$823,311

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,747,936

Gross unrealized appreciation	$417,868
Gross unrealized depreciation	(2,875,429)

Net unrealized depreciation	$(2,457,561)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

39        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

40        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

41        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

42        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$1,138,670	$—	$1,138,670
Alaska	—	10,681	—	10,681
Arizona	—	2,027,080	—	2,027,080
Arkansas	—	70,284	—	70,284
California	—	16,242,358	—	16,242,358
Colorado	—	861,835	—	861,835
District of Colombia	—	381,400	—	381,400
Florida	—	3,762,941	—	3,762,941
Georgia	—	2,447,369	—	2,447,369
Illinois	—	2,482,350	—	2,482,350
Indiana	—	260,377	—	260,377
Kentucky	—	213,044	—	213,044
Louisiana	—	1,292,614	—	1,292,614
Maine	—	60,146	—	60,146
Maryland	—	759,710	—	759,710
Massachusetts	—	563,817	—	563,817
Michigan	—	2,976,455	—	2,976,455
Mississippi	—	557,295	—	557,295
Missouri	—	432,578	—	432,578
Nevada	—	1,371,083	—	1,371,083
New Jersey	—	3,047,585	—	3,047,585
New York	—	1,749,325	—	1,749,325

43        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Investments, at Value:
Municipal Bonds and Notes (Continued)
North Carolina	$—	$772,655	$—	$772,655
Ohio	—	646,456	—	646,456
Oregon	—	766,609	—	766,609
Pennsylvania	—	1,243,420	—	1,243,420
Rhode Island	—	1,195,443	—	1,195,443
South Carolina	—	1,319,751	—	1,319,751
Tennessee	—	931,996	—	931,996
Texas	—	5,267,268	—	5,267,268
Vermont	—	1,076,482	—	1,076,482
Washington	—	218,560	—	218,560
West Virginia	—	20,018	—	20,018
Wisconsin	—	1,242,406	—	1,242,406
U.S. Possessions	—	5,880,314	—	5,880,314

Total Assets	$—	$63,290,375	$—	$63,290,375

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	3,478,953	$45,134,543	2,484,612	$31,741,213
Dividends and/or distributions reinvested	95,404	1,215,467	37,274	477,728
Redeemed	(2,161,649)	(27,416,338)	(1,042,505)	(13,355,745)

Net increase	1,412,708	$18,933,672	1,479,381	$18,863,196

Class C
Sold	620,287	$8,036,305	742,499	$9,489,604
Dividends and/or distributions reinvested	18,481	235,638	7,354	94,323
Redeemed	(502,032)	(6,255,839)	(67,301)	(861,748)

Net increase	136,736	$2,016,104	682,552	$8,722,179

44        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount

Class Y
Sold	396,696	$5,107,200	156,926	$2,008,312
Dividends and/or distributions reinvested	7,227	92,110	2,474	31,797
Redeemed	(266,992)	(3,389,572)	(26,507)	(341,798)

Net increase	136,931	$1,809,738	132,893	$1,698,311

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$37,537,643	$17,054,974

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in

45        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at September 30, 2013 were as follows:

Class C	$93,263

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

46        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$21,622	$9,218	$7,129

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the year ended September 30, 2013, the Manager reimbursed $50,778, $15,793 and $1,734 for Class A, Class C and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities

47        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Borrowings (Continued)

held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1657% as of September 30, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2013 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2013, the Fund had borrowings outstanding at an interest rate of 0.1657%. Details of the borrowings for the year ended September 30, 2013 are as follows:

Average Daily Loan Balance	$1,977,808
Average Daily Interest Rate	0.179%
Fees Paid	$27,856
Interest Paid	$3,231

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2013 are included in expenses on the Fund’s Statement of Operations and are less than 0.005% of the Fund’s average net assets on an annualized basis.

48        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended September 30, 2013.

Details of reverse repurchase agreement transactions for the year ended September 30, 2013 are as follows:

Fees Paid	$6,000

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and

49        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

50        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Intermediate Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period December 6, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Intermediate Term Municipal Fund as of September 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period December 6, 2010 (commencement of operations) to September 30, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

51        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction. 99.87% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

53        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni national interm funds. The Board noted that the Fund’s one-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national interm funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.95% for Class A shares, 1.73% for Class C shares, and 0.73% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and expense limitation may not be amended or withdrawn for one year from the date of prospectus. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability

54        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 2013 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	5,017,256	91,434
David K. Downes	5,017,256	91,434
Matthew P. Fink	5,021,328	87,362
Edmund Giambastiani, Jr.	5,019,334	89,356
Phillip A. Griffiths	5,019,334	89,356
Mary F. Miller	5,070,712	37,978
Joel W. Motley	5,019,334	89,356
Joanne Pace	5,072,790	35,901
Mary Ann Tynan	5,070,712	37,978
Joseph M. Wikler	5,021,328	87,362
Peter I. Wold	5,019,334	89,356
William F. Glavin, Jr.	5,019,334	89,356

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
2,168,553	245,983	618,652

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
2,169,448	248,376	615,365

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
2,170,511	247,757	614,920

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
2,165,098	254,166	613,925

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
2,138,795	261,543	632,851

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
2,184,066	232,606	616,517

56        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
2,163,981	237,886	631,324

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
2,275,727	138,297	619,164

57        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2008) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2008) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2008) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2008) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University

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Phillip A. Griffiths, Continued	(1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2008) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2008) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2008) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2008) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel G. Loughran, Vice President (since 2008) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2008) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2008) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2008) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder

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Arthur S. Gabinet, Continued	Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0636.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $27,100 in fiscal 2013 and $26,500 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $786,580 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/11/2013